UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2011 (October 4, 2011)

VRINGO, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 W. 28th Street New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 525-4319

18 East 16th Street, 7th Floor
New York, New York 10003
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 4, 2011, Vringo, Inc. (the “Company”) issued a press release announcing that it had entered into a Cooperation Agreement (“Agreement”) with Zlango, Ltd. (“Zlango”) pursuant to which the parties agreed to cooperate on projects and to make introductions and referrals to third parties regarding each other’s products and services. The Agreement supersedes prior arrangements and proposed transactions between the parties and terminates the non-binding letter of intent entered into between the parties announced on July 25, 2011, pursuant to which Vringo agreed, subject to certain conditions, to purchase substantially all of the assets of Zlango.

A copy of the press release announcing the execution of the Agreement is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated October 4, 2011

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2011	VRINGO, INC.

	By:	/s/ Ellen Cohl
Name: Ellen Cohl
Title: Chief Financial Officer Executive Officer